FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

In the Matter of UNITY BANK CLINTON, NEW JERSEY (INSURED STATE NONMEMBER BANK)	ORDER TERMINATING CONSENT ORDER FDIC-20-0014b

IT IS HEREBY ORDERED, that the Consent Order issued on July 8, 2020 against Unity Bank, Clinton, New Jersey, pursuant to 12 U.S.C. § 1818(b), be, and hereby is, terminated.

Dated at this 22nd day of November, 2022.

Pursuant to delegated authority.

Jessica A. Kaemingk
Deputy Regional Director
New York Region
Federal Deposit Insurance Corporation